STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 1st day of September, 2011, by and between SAGEBRUSH GOLD LTD., (formerly, THE EMPIRE SPORTS & ENTERTAINMENT HOLDINGS CO.), a Nevada corporation (the “Seller”), who is the record and beneficial owners of 100% of the capital stock of THE EMPIRE SPORTS & ENTERTAINMENT, CO., a Nevada corporation, (the “Company”), which is the owner of a 66.67% capital stock interest in a joint venture, the CAPITAL HOEDOWN, INC., a corporation organized under the laws of the province of Ontario, Canada, (the “Hoedown”) and those persons or entities whose names appear on the signature pages annexed hereto (the “Purchaser(s)”).

W I T N E S S E T H:

WHEREAS, the Company and Hoedown are parties to a Revolving Loan Agreement, Management Services Agreement and Shareholders Agreement, each dated as of April 26, 2011 (the “CII Agreements”); and

WHEREAS, Denis Benoit (“Benoit”) is the owner of Concert International, Inc. a corporation organized under the laws of the province of Ontario, Canada (“CII”) which is the owner of a 33.33% interest in Hoedown; and

WHEREAS, Seller owns all of the issued and outstanding shares of capital stock of the Company consisting of 19,602,000 shares of common stock, $0.0001 per share par value (the “Shares”); and

WHEREAS, Seller desires to sell and Benoit and/or his designees set forth on the signature pages annexed hereto, desire to purchase all of the Shares from Seller and to assume and indemnify Seller for any and all costs, liabilities, claims, taxes, impositions, fines, penalties and expenses, of any kind whatsoever and howsoever created, known or unknown, associated with Hoedown and any and all business conducted thereby, including, without limitation, the officers and/or directors of Hoedown; and

WHEREAS, the Seller desires to sell to the Purchaser(s) set forth on the signature pages annexed hereto, and the Purchaser(s) desires to purchase from the Seller the Shares, on and subject to the terms of this Agreement.

WHEREFORE, the parties hereto hereby agree as follows:

1.           Sale of the Shares.  Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Seller shall sell the Shares to the Purchaser(s), and the Purchaser(s) shall purchase the Shares from the Seller for a purchase price of Five Hundred Thousand dollars ($500,000.00) (the “Purchase Price”).  The Purchase Price shall be paid by a Promissory Note (the “Note”) substantially in the form annexed hereto as Exhibit A.

2.           Closing.

(a)           The purchase and sale of the Shares shall take place at a closing (the “Closing”), to be held at such date, time and place at the law office of Sichenzia Ross Friedman Ference LLP as shall be determined by Purchaser(s) and Seller

(b)           At the Closing the Purchaser(s) shall deliver to the Seller the Note and the Seller shall deliver to the Purchaser(s) the Shares together with fully executed stock powers therefore.

(c)           At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(d)           All representations, covenants and warranties of the Purchaser(s) and Seller contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date.

3.           Representations and Warranties of the Purchaser(s).  The Purchaser(s) hereby makes the following representations and warranties to the Seller:

(a)           Purchaser(s) has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by the Purchaser(s) in connection with the execution and performance by the Purchaser(s) of this Agreement or the execution and performance by the Purchaser(s) of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b)           Purchaser(s) acknowledges that such Purchaser(s) has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company. In making the decision to purchase the Shares, the Purchaser(s) has not relied upon any information or representations from the Seller and has conducted his own due diligence on the Company, including reviewing the public securities filings of the Company.

(c)           Purchaser(s) is acquiring the Shares for his own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Shares, made in full compliance with all applicable provision of the Act and the Securities Exchange Act of 1934 (“Exchange Act”), and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, all as amended.

(d).          Purchaser(s) has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risk of purchasing the Shares and has had substantial experience in previous private and public purchases of securities.  Purchaser(s) further represents that he is an “accredited investor” under the Securities Laws.

4.           Representations and Warranties of the Seller.  Seller hereby makes the following representations and warranties to the Purchaser(s), which may be relied on by any subsequent Purchaser(s) of the Purchaser(s)’s capital stock and their counsel:

(a)           Seller owns the Shares free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind.

(b)           Seller has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out Seller’s obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by the Seller in connection with the execution and performance by the Seller of this Agreement or the execution and performance by the Seller of any agreements, instruments or other obligations entered into in connection with this Agreement.

5.           Release and Indemnification.

(a)           In consideration of the payments and other consideration and obligations described in this Agreement, Company, Hoedown, CII and Benoit (“Releasors”) hereby release and discharge the Seller, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, whatsoever, in law, admiralty, or equity, which against Seller and Seller’s representatives, agents, attorneys, predecessors, successors, insurers, administrators, heirs, executors and assigns (“Releasees”), ever had, now have, or hereinafter can, shall, or may have, for, upon, or by reason of, any matter, cause, or thing, whatsoever, from the beginning of the world to the day of the date of this Agreement (other than as a result of any breach of this Agreement, any obligation set forth in this Agreement).

(b)           Company, Hoedown, CII, Benoit and Purchaser(s), jointly and severally, shall indemnify and hold harmless the Releasees and their affiliates from and against any and all costs, liabilities, claims, taxes, impositions, fines, penalties and expenses, of any kind whatsoever and howsoever created, known or unknown associated with the business of Company, Hoedown, CII or Benoit.

6.           Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement.  No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver.  No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the Agreement with respect to its subject matter.  Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

(b)           Severability.  If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c)           Notices.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section.  Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery.

(d)           Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby  irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the County of New York in the State of New York, by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 6(c) of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

(e)           Waiver of Jury Trial.  EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING TO ENFORCE THIS AGREEMENT OR ANY OTHER ACTION OR PROCEEDING WHICH MAY ARISE OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

(f)           Parties to Pay Own Expenses.  Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses.

(g)           Successors.  This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

(h)           Further Assurances.  Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(i)           Counterparts and Facsimile Signatures.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Facsimile signatures shall be deemed as originals.

(j)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)           Headings.  The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

(l)           Legal Representation.  Each party hereto acknowledges that it has been represented by independent legal counsel in the preparation of the Agreement.  Each party recognizes and acknowledges that counsel to the Company has represented other shareholders of the Company and may, in the future, represent others in connection with various legal matters and each party waives any conflicts of interest and other allegations that it has not been represented by its own counsel.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SELLER:

SAGEBRUSH GOLD LTD. f/k/a

THE EMPIRE SPORTS & ENTERTAINMENT HOLDINGS CO.

By:_______________________________
      Name: David Rector
      Title: President

PURCHASER(S):

CONCERT INTERNATIONAL, INC.

By:_______________________________
Name: Denis Benoit
Title: President

___________________________________

For the purposes of Section 5 only:

THE EMPIRE SPORTS & ENTERTAINMENT CO.

By:_______________________________
      Name: Sheldon Finkel
      Title: Chief Executive Officer

CAPITAL HOEDOWN, INC.

By:_______________________________
      Name: Sheldon Finkel
      Title: Chief Executive Officer

CONCERT INTERNATIONAL, INC.

By:_______________________________
      Name: Denis Benoit
      Title: President

DENIS BENOIT, INDIVIDUALLY

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